UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 27, 2017 (January 25, 2017)

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37575	68-0680859

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Certain matters discussed within this Current Report on Form 8-K are forward-looking statements including, but not limited to the ability to comply with NASDAQ Listing Rules regarding the trading price of our common stock, the timing and ability to enter into any additional acquisitions and expand our business, as well as the size of future revenue or trading volume or future access to capital markets. Although Staffing 360 Solutions, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Specifically, in order for the Company to achieve annualized revenues of $300 million, the Company will need to successfully raise sufficient capital, to consummate additional target acquisitions, successfully integrate any newly acquired companies, organically grow its business, successfully defend any potential future litigation, as well as various additional contingencies, many of which are unknown at this time and generally out of the Company’s control. The Company can give no assurance that it will be able to achieve these objectives. Staffing 360 Solutions does not undertake any duty to update any statements contained herein (including any forward-looking statements), except as required by law. Factors that could cause actual results to differ materially from expectations include general industry considerations, regulatory changes, changes in local or national economic conditions, our ability to access the capital markets on terms acceptable to us, or at all, our ability to comply with our contractual covenants, including in respect of our debt and other risks detailed from time to time in Staffing 360 Solutions’ reports filed with the SEC, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

ITEM 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 25, 2017, Staffing 360 Solutions, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The NASDAQ Stock Market (“NASDAQ”) notifying the Company that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the common stock did not meet the minimum bid price of $1.00 per share required by NASDAQ Listing Rule 5550(a)(2) (the “Minimum Bid Rule”), initiating an automatic 180 calendar-day grace period for the Company to regain compliance.

The notice has no immediate effect on the listing or trading of the Company’s common stock, and the common stock will continue to trade on the NASDAQ under the symbol “STAF”.

In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the notification, or until July 24, 2017, to achieve compliance with the Minimum Bid Rule. The Company will regain compliance with the Minimum Bid Rule if at any time before July 24, 2017, the bid price for the Company’s common stock closes at or above $1.00 per share for a minimum of 10 consecutive business days.

The Company intends to meet the requirements for the Minimum Bid Rule in the future and is evaluating the manner to do so.

ITEM 3.03Material Modifications to Rights of Security Holders.

The information included in Item 5.03 is incorporated by reference herein.

ITEM 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Staffing 360 Solutions, Inc. 2016 Omnibus Incentive Plan

On January 26, 2017, the stockholders of the Company approved the Staffing 360 Solutions, Inc. 2016 Omnibus Incentive Plan (“2016 Plan”). The Company’s Board of Directors adopted the 2016 Plan to, among other things, attract and retain the best available personnel, to provide additional incentive to employees, directors and consultants and to promote the success of our business.

The 2016 Plan will be administered by the Compensation Committee. Employees, directors, officers, advisors and consultants of the Company or its affiliates are eligible to participate in the 2016 Plan.  The 2016 Plan provides for an aggregate of 2,500,000 shares of common stock to be available for awards.  The Compensation Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding anything to the contrary in the 2016 Plan (but subject to adjustment as set forth in the 2016 Plan), the Compensation Committee may not grant to any one participant in any one calendar year awards (i) for more than 400,000 common shares in the aggregate or (ii) payable in cash in an amount exceeding $750,000 in the aggregate.  The 2016 Plan will have a term of ten years from the effective date of the 2016 Plan. The Board of Directors may amend, suspend or terminate the 2016 Plan at any time; however, shareholder approval to amend the 2016 Plan may be necessary if applicable law or listing rule so requires.

Additional details regarding the 2016 Plan are included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 21, 2016 (the “Proxy Statement”), under the heading “Proposal 3 – Approval of the

Staffing 360 Solutions, Inc. 2016 Omnibus Incentive Plan.” The foregoing summary is qualified in its entirety by the full text of the 2016 Plan, a copy of which is set forth as Appendix D to the Proxy Statement and incorporated by reference herein.

Staffing 360 Solutions, Inc. 2016 Long-Term Incentive Plan

On January 26, 2017, the stockholders of the Company approved the Staffing 360 Solutions, Inc. 2016 Long Term Incentive Plan (“2016 LTIP”). The purpose of the 2016 LITP is to advance the interests of the Company by (i) encouraging and providing for the acquisition of equity interests in the Company by participants, thereby increasing the stake in the future growth and prosperity of the Company, and furthering the participants’ identity of interest with those of the Company’s shareholders, and (ii) enabling the Company to compete with other organizations in attracting, retaining, promoting and rewarding the services of participants.

The 2016 LTIP will be administered by the Compensation Committee of the Board of Directors.  The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, and to determine the specific terms and conditions of each award, subject to the provisions of the 2016 LTIP.  Persons eligible to participate in the 2016 LTIP will be those officers, employees, consultants and independent contractors of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion.  The Board of Directors may, without shareholder approval, modify, revise or terminate the 2016 LTIP at any time and from time to time.   Unless the Board of Directors elects to terminate the 2016 LTIP earlier, the 2016 LTIP will terminate on December 31, 2018.  The 2016 LTIP permits the granting of performance units to participants under the 2016 LTIP.  The number of shares issued under an award is determined by multiplying the number of performance units granted to the participant by the vesting rate which is determined by measuring the market cap of the Company.

Additional details regarding the 2016 LTIP are included in the Company’s Proxy Statement under the heading “Proposal 4 – Approval of the Staffing 360 Solutions, Inc. 2016 Long Term Incentive Plan.” The foregoing summary is qualified in its entirety by the full text of the 2016 LTIP, a copy of which is set forth as Appendix E to the Proxy Statement and incorporated by reference herein.

ITEM 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2017, the Company filed a Certificate of Correction for the Series D Preferred Stock, par value $0.00001 per share, which fixed a typographical error. The foregoing description of the Certificate of Correction is a summary and is qualified in its entirety by reference to the complete text of the amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On January 26, 2017, the Company filed an amendment to its Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000. The foregoing description of the amendment to the Articles of Incorporation of the Company is a summary and is qualified in its entirety by reference to the complete text of the amendment, which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 5.07Submission of Matters to a Vote of Security Holders.

(a)	On January 26, 2017, the “Company held its Annual Meeting of Stockholders (the “Annual Meeting”).

(b)	The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

(1) The following directors were elected at the Annual Meeting and the voting for each director was as follows:

	For	Against	Abstain	Broker Non-Votes
Brendan Flood	3,920,042	521,201	369,297	2,038,691
Matthew Briand	3,910,108	531,435	368,997	2,038,691
Dimitri Villard	3,954,442	463,401	392,697	2,038,691
Jeff Grout	3,818,453	571,123	420,964	2,038,691
Nicholas Florio	3,967,507	468,436	374,597	2,038,691

(2) The change in our corporate domicile from the state of Nevada to the state of Delaware was not approved by the following vote:

	For	Against	Abstain	Broker Non-Vote
Change in corporate domicile	4,226,077	354,955	229,508	2,038,691

(3) The 2016 Omnibus Incentive Plan was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
2016 Omnibus Incentive Plan	3,014,190	1,402,557	393,793	2,038,691

(4) The 2016 Long Term Incentive Plan was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
2016 Long Term Incentive Plan	3,013,219	1,426,822	370,499	2,038,691

(5) The advisory vote on executive compensation was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Advisory vote on executive compensation	3,050,317	1,369,184	391,039	2,038,691

(6) The frequency of the advisory vote was as follows:

	Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
Frequency of advisory vote	1,795,111	111,771	2,574,651	329,007	0

(7) The potential issuance of more than 19.99% of our common stock was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
19.99% approval	3,740,851	777,442	292,247	2,038,691

(8) The amendment to our Articles of Incorporation to increase the number of authorized shares was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Authorized shares increase	4,668,358	1,861,596	319,277	0

ITEM 8.01Other Events.

On January 26, 2017, the Company issued a press release announcing a $7.4 million financing with Jackson Investment Group, LLC. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are filed as part of this report:

Exhibit	Description

3.1	Certificate of Correction for the Series D Preferred Stock of Staffing 360 Solutions, Inc., dated January 25, 2017

3.2	Amendment to Articles of Incorporation of Staffing 360 Solutions, Inc., effective January 26, 2017

10.1	Staffing 360 Solutions, Inc. 2016 Omnibus Incentive Plan (Incorporated by reference from Appendix D to the Company’s Definitive Proxy Statement on Schedule 14A, filed on December 21, 2016)

10.2	Staffing 360 Solutions, Inc. 2016 Long Term Incentive Plan (Incorporated by reference from Appendix E to the Company’s Definitive Proxy Statement on Schedule 14A, filed on December 21, 2016)

99.1	Press Release dated January 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2017	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Executive Chairman